UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2014

AMP HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140
(Address of principal executive offices) (zip code)

513-297-3640
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into A Material Definitive Agreement

Item 3.02     Unregistered Sales of Equity Securities

On March 18, 2014, AMP Holding Inc. (the “Company”) entered into a Subscription Agreement with Joseph T. Lukens (“Lukens”), an existing shareholder and an accredited investor, whereby Lukens agreed to acquire 30,000,000 shares of common stock and Common Stock Purchase Warrants to acquire 15,000,000 shares of common stock in consideration of $3,000,000 (the "Lukens Investment").  The Common Stock Purchase Warrants are exercisable for three years at an exercise price of $0.15 per share.

The initial $1,200,000 under the Subscription Agreement was funded as to $685,000 during the last six months of 2013 and $515,000 during the first quarter of 2014.  The balance of the $1,800,00 under the Subscription Agreement has been funded as follows:  On March 21, 2014, Lukens invested $500,000 and on March 26, 2014, Lukens invested the remaining $1,300,000.

As a result of the Lukens Investment being completely funded under the Subscription Agreement, the Company has issued to Lukens 30,000,000 shares of common stock and a Common Stock Purchase Warrant to acquire 15,000,000 shares of common stock.

The shares of common stock and Common Stock Purchase Warrants were offered and sold in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 promulgated under the Securities Act. Lukens is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01      Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

4.1	Form of Subscription Agreement by and between AMP Holding Inc. and Joseph T. Lukens (1)

4.2	Form of Common Stock Purchase Warrant issued to Joseph T. Lukens (1)

(1)  Incorporated by reference to the Form 8-K Current Report as filed with the Securities and Exchange Commission on March 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMP HOLDING INC.

Date: March 27, 2014	By:	/s/ Stephen S. Burns
Name: Stephen S. Burns
Title: CEO